FOR RELEASE WEDNESDAY, OCT. 25, 7 A.M. CDT

CONTACT:                   PAUL RENFROW     (405) 553-3287
FINANCIAL CONTACT:         ERIC WEEKES      (405) 553-3581

OGE ENERGY CORP. REPORTS RECORD THIRD QUARTER EARNINGS

         OKLAHOMA CITY - OGE Energy Corp. (NYSE: OGE) today reported record quarterly earnings of $1.38 a share for the three months ended Sept. 30, 2000, compared with $1.16 a share for the comparable period in 1999. OGE Energy is the parent company of Oklahoma Gas and Electric Company (OG&E) and Enogex Inc.

         For the 12 months ended Sept. 30, earnings were $1.95 a share, compared with $1.90 a share for the prior year.

         The increase in third-quarter earnings was primarily due to significantly warmer weather in the OG&E service area in August and September compared to the same period in 1999. OG&E, a regulated electric utility, recorded a 13.6 percent increase in electricity revenues in the third quarter compared to the year-ago period, primarily due to a 9 percent increase in summer cooling-degree days. Revenues at OG&E were $529 million, compared with $465 million in the third quarter of 1999, due to increased electricity sales and the recovery of higher fuel costs.

         Stronger revenues were partially offset by increased expenses, including a 35.7 percent jump in fuel costs at OG&E. Those costs were driven primarily by higher natural gas prices and increased power generation to meet demand that twice in August reached new record peaks on the OG&E system.

-MORE-

* Note: OGE Energy Corp. Consolidated Statements of Income attached.

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OGE ENERGY CORP. 3RD QUARTER RESULTS  - 2 -

         Enogex, OGE Energy's natural gas pipeline and energy marketing subsidiary, posted third-quarter revenues of $602 million, up from $386 million a year earlier. Increased volumes and higher commodity prices helped Enogex to increase its third-quarter net income to $4.7 million from $1.4 million a year ago.

         "Summer is the season when our people and our equipment are counted on most to deliver for our customers and our shareowners," said Steven E. Moore, OGE Energy chairman, president and CEO. "We are pleased to report they did it again this year. Their focus on operational excellence and continuous improvement benefit our company today, and help us to prepare for the competitive environment that's just ahead."

         OTHER EVENT: The OGE Energy Corp. board of directors approved an amended and restated shareowner rights agreement effective Oct. 10, 2000. The rights agreement, first established in August 1995, was extended to Dec. 11, 2010 and the purchase price of a right was changed to $130. These changes do not require any action by the company's shareowners. A summary of the amended and restated plan will be sent to shareowners with their October dividend checks.

         OUTLOOK: OGE Energy Corp., barring unusual circumstances in the fourth quarter, expects financial results for 2000 to generally match 1999, when the company posted earnings of $1.94 a share for the year.

Some of the matters discussed on this news release may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; regulatory decisions and other risk factors listed in the Company's Form 10-K for the year ended December 31, 1999 and other factors described from time to time in the Company's reports to the Securities and Exchange Commission.








* Note: OGE Energy Corp. Consolidated Statements of Income attached.

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OGE ENERGY CORP.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

                                                               THREE MONTHS ENDED                     TWELVE MONTHS ENDED
                                                                  SEPTEMBER 30                           SEPTEMBER 30
                                                       ------------------------------------  --------------------------------------
                                                             2000               1999               2000                 1999
                                                       -----------------  -----------------  ------------------   -----------------
                                                                            (THOUSANDS EXCEPT PER SHARE DATA)
OPERATING REVENUES:
     Electric utility                                   $       528,993    $       464,982    $      1,367,514     $     1,294,436
     Non-utility subsidiaries                                   478,973            300,459           1,526,864             648,692
                                                       -----------------  -----------------  ------------------   -----------------
       Total operating revenues                               1,007,966            765,441           2,894,378           1,943,128
OPERATING EXPENSES:
     Fuel                                                       161,712            115,360             382,644             315,696
     Purchased power                                             68,644             69,117             250,005             251,861
     Gas and electricity purchased for resale                   363,377            233,737           1,154,635             510,509
     Other operation and maintenance                            148,478            108,170             503,939             336,862
     Depreciation and amortization                               45,487             44,802             180,056             156,706
     Taxes other than income                                     15,208             15,831              61,578              53,906
                                                       -----------------  -----------------  ------------------   -----------------
       Total operating expenses                                 802,906            587,017           2,532,857           1,625,540
                                                       -----------------  -----------------  ------------------   -----------------
OPERATING INCOME                                                205,060            178,424             361,521             317,588
OTHER INCOME (EXPENSES), NET                                      (216)              1,816               1,766               5,949
                                                       -----------------  -----------------  ------------------   -----------------
EARNINGS BEFORE INTEREST AND TAXES                              204,844            180,240             363,287             323,537
INTEREST INCOME (EXPENSES):
     Interest income                                              1,039                881               3,990               1,809
     Interest on long-term debt                                (25,354)           (15,159)            (91,788)            (60,565)
     Interest on trust preferred securities                     (4,317)               -               (16,309)             -
     Allowance for borrowed funds used
      during construction                                           259               121               2,140                 900
     Other interest charges                                     (3,876)           (15,436)            (26,916)            (26,895)
                                                       -----------------  -----------------  ------------------   -----------------
       Net interest income (expenses)                          (32,249)           (29,593)           (128,883)            (84,751)
                                                       -----------------  -----------------  ------------------   -----------------
EARNINGS BEFORE INCOME TAXES                                    172,595            150,647             234,404             238,786
PROVISIONS FOR INCOME TAXES                                      65,288             60,443              82,398              89,477
                                                       -----------------  -----------------  ------------------   -----------------
NET INCOME                                              $       107,307    $        90,204    $        152,006     $        149,309
                                                       =================  =================  ==================   =================

AVERAGE COMMON SHARES OUTSTANDING                                77,863             77,801              77,848              78,665


EARNINGS PER AVERAGE COMMON SHARE                       $          1.38    $          1.16    $           1.95     $          1.90
                                                       =================  =================  ==================   =================


* Note: OGE Energy Corp. Financial and Statistical Data attached.



OGE ENERGY CORP.                                                THREE MONTHS ENDED                  TWELVE MONTHS ENDED
FINANCIAL AND STATISTICAL DATA                                     SEPTEMBER 30                         SEPTEMBER 30
                                                          --------------------------------   ----------------------------------
                                                               2000             1999              2000              1999
                                                          ---------------  ---------------   ----------------  ----------------
                                                                                 (DOLLARS IN THOUSANDS)
UTILITY
ELECTRIC REVENUES:
      Residential                                           $    232,549   $    199,676       $    545,340     $    519,873
      Commercial                                                 129,742        109,853            337,613          315,839
      Industrial                                                  85,483         74,295            266,559          245,676
      Public authorities                                          46,596         36,692            125,615          118,694
      Sales for resale                                            19,795         15,926             53,579           42,475
      Other                                                        9,121          7,503             26,268           25,035
                                                            ------------   ------------       ------------     ------------
           Total system revenues                                 523,286        443,945          1,354,974        1,267,592
      Sales to other utilities                                     5,707         21,037             12,540           26,844
                                                            ------------   ------------       ------------     ------------
           Total electric revenues                          $    528,993   $    464,982       $  1,367,514     $  1,294,436
                                                            ============   ============       ============     ============
SALES OF ELECTRICITY (MILLIONS OF KWH):
      Residential                                                  3,018          2,756              7,715            7,497
      Commercial                                                   1,743          1,572              5,563            5,251
      Industrial                                                   1,736          1,714              7,002            6,666
      Public authorities                                             734            617              2,494            2,396
      Sales for resale                                               546            667              1,668            1,561
                                                            ------------   ------------       ------------     ------------
           Total system sales                                      7,777          7,326             24,442           23,371
      Sales to other utilities                                        81            187                276              333
                                                            ------------   ------------       ------------     ------------
           Total electric sales                                    7,858          7,513             24,718           23,704
                                                            ============   ============       ============     ============
Number of customers                                                                                700,037          698,307
AVERAGE COST OF ENERGY PER KWH (CENTS):
      Fuel                                                         2.317          1.807              1.846            1.695
      Fuel and purchased power                                     2.831          2.405              2.538            2.413
DEGREE DAYS:
      Heating
           Actual                                                     34             32              2,821            2,927
           Normal                                                     15             15              3,656            3,636
      Cooling
           Actual                                                  1,520          1,390              2,136            1,968
           Normal                                                  1,279          1,279              1,864            1,864
ENOGEX INC.
 Operating revenue                                          $    601,641   $    385,746       $  1,786,471     $    881,039
 Operating income                                           $     20,302   $     15,499       $     99,561     $     38,659
 Net income                                                 $      4,652   $      1,428       $     30,435     $      8,926
 Cash flow (excluding working capital)                      $     30,408   $     36,493       $    138,530     $     72,475
 Total capital expenditures *                               $     11,455   $    718,534       $     43,850     $    772,313
                                                            ------------   ------------       ------------     ------------
 Physical System Supply ** (MMcfd)                                 2,138          2,025              2,050              953
                                                            ------------   ------------       ------------     ------------
 Natural gas processed *** (MMcfd)                                   808            866                831              411
 Natural gas liquids produced and sold **** (000 gallons)        181,762        164,419            704,563          280,381
 Average sales price per gallon                             $      0.536   $      0.264       $      0.456     $      0.253
                                                            ------------   ------------       ------------     ------------
 Natural gas marketed (BBtu)                                     109,826         86,592            420,978          250,520


 Average sales price per MMBtu                              $      4.271   $      2.505       $      3.213     $      2.232
                                                            ------------   ------------       ------------     ------------
 Power marketed (MWH)                                            344,415        277,973          1,121,087        2,101,034
 Average sales price per MWH                                $     56.305   $     55.640       $     40.042     $     32.334
                                                            ------------   ------------       ------------     ------------
 Natural gas produced (MMcfe)                                      2,111          2,505              9,400           10,084
 Average sales price per Mcfe                               $      3.221   $      2.583       $      2.832     $      2.360
                                                            ------------   ------------       ------------     ------------


*        Includes cash expended for assets plus assumed debt
** Reflects all natural gas entering the Enogex, Ozark and Transok pipeline systems from wellheads and interconnects.
*** Includes 100% of the Calumet plant inlet in which Enogex has a 100% interest, 100% of the Benedum plant inlet in which NuStar owns two-thirds and Enogex has an 80% interest in the NuStar Joint Venture and 100% of the Camrick plant inlet in Enogex has approximately a 50% interest.
**** Includes 100% of Calumet, Enogex's 50% interest in the Camrick plant production and 80% interest in the NuStar Joint Venture Production.